Deferred Financing Costs	12 Months Ended
Dec. 31, 2012
Deferred Financing Costs
7.	Deferred Financing Costs

	December 31, 2012	December 31, 2011
Opening balance	$4,794	$4,874
Expenditure in the period	1,115	1,021
Amortization included within interest expense	(1,250)	(1,101)

Closing balance	$4,659	$4,794

On November, 30, 2011 the Company obtained a waiver until November 30, 2012 from the Leverage Ratio test required under its credit facility (see note 9). The fees and related costs paid amounted to $1,021 and were deferred and are being amortized over the remaining term of the credit agreement.

On November 13, 2012 the Company obtained a further waiver until December 1, 2014 from the Leverage Ratio test. The fees and related costs paid amounted to $1,115 and have been deferred and are being amortized over the remaining term of the credit agreement.